Exhibit 99.1

G-III APPAREL GROUP, LTD.

G-III APPAREL GROUP, LTD. REPORTS SECOND QUARTER FISCAL 2027 RESULTS AND RAISES EARNINGS GUIDANCE

•	Second Quarter GAAP and Non-GAAP Net Income Per Diluted Share Exceed Guidance
•	Net Income Per Diluted Share of $0.46 Compared to $0.25 Last Year
•	Non-GAAP Net Income Per Diluted Share of $0.26 Compared to $0.25 Last Year
•	Net Sales of $554.1 Million Compared to $613.3 Million Last Year
•	Go-Forward Portfolio Sales Up High-Single Digits
•	Raises GAAP and Non-GAAP Net Income Guidance for Fiscal 2027, Excluding Marc Jacobs
•	Completes Marc Jacobs Acquisition; Targets $1 Billion in Long-Term Annual Revenue

New York, New York – September 2, 2026 – G-III Apparel Group, Ltd. (NasdaqGS: GIII) (“G-III” or the “Company”) today reported results for the second quarter of fiscal year 2027, ended July 31, 2026.

Morris Goldfarb, G-III’s Chairman and Chief Executive Officer, said, “Our second quarter results reflect strong execution across the organization, with earnings exceeding our guidance, driven by substantial gross margin expansion. Our go-forward portfolio grew at a high-single digit rate during the quarter, reinforcing our confidence in the power of our brands and business model.”

Mr. Goldfarb continued, “Our strategic transformation has taken a meaningful step forward with the addition of Marc Jacobs. The acquisition significantly strengthens our portfolio and further enhances our position as a global fashion leader. I am extremely optimistic about the future of G-III and believe we have the brands, capabilities, and financial flexibility to capitalize on the opportunities ahead and create long-term value for our shareholders.”

Results of Operations

Second Quarter Fiscal 2027

Net sales for the second quarter ended July 31, 2026 decreased 10% to $554.1 million compared to $613.3 million in the prior year’s quarter.

Gross margin increased 440 basis points to 45.2% compared to 40.8% in the second quarter of last year. This improvement reflects price increases as well as the continued mix shift toward higher-margin owned brands.

Net income for the second quarter ended July 31, 2026 was $20.2 million, or $0.46 per diluted share, compared to $10.9 million, or $0.25 per diluted share, in the same period last year.

Non-GAAP net income per diluted share for the second quarter ended July 31, 2026 was $0.26 per diluted share, compared to $0.25 per diluted share, in the same period last year.

Balance Sheet as of Second Quarter Fiscal 2027

Cash and cash equivalents were $529.2 million compared to $301.8 million last year.

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Inventories decreased 13% to $555.0 million this year compared to $639.8 million last year.

Capital return to shareholders of $12.2 million consisting of $7.9 million of share repurchases and $4.3 million in dividend payments.

Outlook

The Company today updated its outlook for the fiscal year ending January 31, 2027 and provided its outlook for the third quarter ending October 31, 2026. The Company’s updated guidance assumes that tariffs for the remainder of the year will approximate current rates.

The Company’s outlook does not include any impact related to the Marc Jacobs acquisition, and it expects to provide more specific guidance when it reports third quarter earnings. The Company believes the acquisition will be slightly dilutive in fiscal 2027.

As previously disclosed, the transaction is expected to be dilutive during the first 12 months after closing, with accretion expected thereafter.

Fiscal 2027

Net sales for fiscal 2027 are expected to be approximately $2.71 billion, which incorporates the loss of approximately $460 million of sales from Calvin Klein and Tommy Hilfiger products. This compares to net sales of $2.96 billion for fiscal 2026.

Net income is expected to be between $181.0 million and $185.0 million, or diluted earnings per share between $4.10 and $4.20. This compares to net income of $67.4 million, or $1.51 per diluted share for fiscal 2026.

Non-GAAP net income is expected to be between $97.0 million and $101.0 million, or diluted earnings per share between $2.20 and $2.30. This compares to non-GAAP net income of $116.2 million, or diluted earnings per share of $2.61 for fiscal 2026.

Adjusted EBITDA is expected to be between $174.0 million and $178.0 million compared to adjusted EBITDA of $192.4 million in fiscal 2026.

Net interest income is expected to be approximately $8.0 million for GAAP purposes and $5.0 million for non-GAAP purposes.

Tax rates are estimated to be approximately 25.2% for GAAP purposes and 32.2% for non-GAAP purposes.

Third Quarter Fiscal 2027

Net sales for the third quarter of fiscal 2027 are expected to be approximately $870.0 million. This compares to net sales of $988.6 million in last year’s third quarter.

Net income for the third quarter of fiscal 2027 is expected to be between $59.0 million and $64.0 million, or diluted earnings per share between $1.35 and $1.45. This compares to GAAP net income of $80.6 million, or $1.84 per diluted share, and non-GAAP net income of $83.4 million, or $1.90 per diluted share in last year’s third quarter.

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Conference Call Information

The Company will host a conference call to discuss its second quarter results at 8:30 a.m. ET today. To participate via telephone, please register in advance at this link: https://ir.g-iii.com. Upon registration, all telephone participants will receive a confirmation email detailing how to join the conference call, including the dial-in number along with a unique passcode and registrant ID that can be used to access the call. While registration is open through the live call, the Company suggests registering at a minimum of 10 minutes before the start of the call. The call can also be accessed via a live audio webcast at https://ir.g-iii.com. A replay of the conference call will be available using the same link, as well as on the Company’s Investor Relations website.

Non-GAAP Financial Measures

Reconciliations of GAAP gross profit to non-GAAP gross profit, GAAP net income to non-GAAP net income, GAAP net income per diluted share to non-GAAP net income per diluted share and GAAP net income to adjusted EBITDA are presented in tables accompanying the financial statements included in this release and provide useful information to evaluate the Company’s operational performance. A description of the amounts excluded on a non-GAAP basis is provided in conjunction with these tables. Non-GAAP gross profit, non-GAAP net income, non-GAAP net income per diluted share and adjusted EBITDA should be evaluated in light of the Company’s financial statements prepared in accordance with GAAP.

About G-III Apparel Group, Ltd.

G-III Apparel Group, Ltd. is a global fashion leader with expertise in design, sourcing, distribution, and marketing. The Company owns and licenses a portfolio of more than 30 preeminent brands, each differentiated by unique brand propositions, product categories, and consumer touchpoints. G-III owns ten iconic brands, including Marc Jacobs, DKNY, Donna Karan, Karl Lagerfeld, Sonia Rykiel, and Vilebrequin, and licenses over 20 of the most sought-after names in global fashion, including Levi’s, Halston, Champion, Converse, Cole Haan, BCBG, French Connection, Calvin Klein, Tommy Hilfiger, Starter, as well as major sports leagues such as the NFL, NBA, NHL and MLB, among others.

Statements concerning G-III's expectations regarding future events are "forward-looking statements" as that term is defined under the federal securities laws. Forward-looking statements are subject to risks, uncertainties and factors which include, but are not limited to, risks relating to the ability to realize the anticipated benefits of the acquisition of the Marc Jacobs business (the "Acquisition"), risks relating to significant costs related to the Acquisition, the expected financial and operating performance and future opportunities following the consummation of the Acquisition, the ability to achieve long-term revenue and growth targets for the acquired Marc Jacobs business, risks related to the reliance on licensed product, risks relating to G-III’s ability to increase revenues from sales of its other products, new acquired businesses or new license agreements as licenses for Calvin Klein and Tommy Hilfiger product expire on a staggered basis, reliance on foreign manufacturers, risks of doing business abroad, supply chain disruptions, risks related to acts of terrorism and the effects of war, the current economic and credit environment risks related to our indebtedness, the nature of the apparel industry, including changing customer demand and tastes, customer concentration, seasonality, risks of operating a retail business, risks related to G-III’s ability to reduce the losses incurred in its retail operations, customer acceptance of new products, the impact of competitive

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products and pricing, dependence on existing management, possible disruption from acquisitions, the impact on G-III’s business of the imposition of tariffs by the United States government and business and general economic conditions, including inflation and higher interest rates, as well as other risks detailed in G-III's filings with the Securities and Exchange Commission. G-III assumes no obligation to update the information in this release.

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G-III APPAREL GROUP, LTD. AND SUBSIDIARIES

(Nasdaq: GIII)

CONSOLIDATED STATEMENTS OF INCOME

(In thousands, except per share amounts)

	Three Months Ended July 31,		Six Months Ended July 31,
	2026	2025	2026	2025
	(Unaudited)

Net sales	$554,093	$613,266	$1,090,055	$1,196,875
Cost of goods sold	303,712	362,795	491,928	699,860
Gross profit	250,381	250,471	598,127	497,015

Selling, general and administrative expenses	231,354	226,845	486,677	458,340
Depreciation and amortization	8,195	7,326	15,383	13,899
Operating profit	10,832	16,300	96,067	24,776

Other income (loss)	(2,708)	(707)	(3,510)	2,755
Interest and financing charges, net	5,966	304	7,140	(157)
Income before income taxes	14,090	15,897	99,697	27,374

Income tax expense (benefit)	(6,123)	4,958	12,950	8,676
Net income	$20,213	$10,939	$86,747	$18,698

Net income per common share:
Basic	$0.48	$0.26	$2.05	$0.43
Diluted	$0.46	$0.25	$1.95	$0.42

Weighted average shares outstanding:
Basic	42,399	42,777	42,296	43,254
Diluted	44,338	44,219	44,377	44,795

Selected Balance Sheet Data (in thousands):	As of July 31,
	2026	2025
	(Unaudited)

Cash and cash equivalents	$529,190	$301,778
Working capital	984,231	812,675
Inventories	555,024	639,756
Total assets	2,751,847	2,690,981
Total debt	7,835	15,481
Operating lease liabilities	333,004	280,295
Total stockholders' equity	1,819,114	1,708,521

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G-III APPAREL GROUP, LTD. AND SUBSIDIARIES

RECONCILIATION OF GAAP GROSS PROFIT TO NON-GAAP GROSS PROFIT

	Three Months Ended July 31,		Six Months Ended July 31,
	2026	2025	2026	2025
	(In thousands, unaudited)
GAAP gross profit	$250,381	$250,471	$598,127	$497,015

Excluded from non-GAAP:
IEEPA tariff refund	(122)	—	(102,803)	—

Non-GAAP gross profit, as defined	$250,259	$250,471	$495,324	$497,015

	Three Months Ended July 31,		Six Months Ended July 31,
	2026	2025	2026	2025
	(Unaudited)
GAAP gross profit percentage	45.2%	40.8%	54.9%	41.5%

Excluded from non-GAAP:
IEEPA tariff refund	—	—	(9.5)	—

Non-GAAP gross profit percentage, as defined	45.2%	40.8%	45.4%	41.5%

Non-GAAP gross profit and gross profit percentage are “non-GAAP financial measures” that exclude in fiscal 2027, the benefit recognized in connection with the recovery of previously incurred tariffs imposed under the IEEPA on inventory sold in the prior year included in cost of goods sold. Management believes that these non-GAAP financial measures provide meaningful supplemental information regarding our performance by excluding items that are not indicative of our core business operating results. Management uses these non-GAAP financial measures to assess our performance on a comparative basis and believes that they are also useful to investors to enable them to assess our performance on a comparative basis across historical periods and facilitate comparisons of our operating results to those of our competitors. The presentation of this financial information is not intended to be considered in isolation or as a substitute for, or superior to, the financial information prepared and presented in accordance with GAAP.

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G-III APPAREL GROUP, LTD. AND SUBSIDIARIES

RECONCILIATION OF GAAP NET INCOME TO NON-GAAP NET INCOME

(In thousands)

	Three Months Ended		Six Months Ended
	July 31, 2026	July 31, 2025	July 31, 2026	July 31, 2025
	(Unaudited)

GAAP net income	$20,213	$10,939	$86,747	$18,698

Excluded from non-GAAP:
IEEPA tariff refund	(122)	—	(102,803)	—
Interest income on IEEPA tariff refund	(3,085)	—	(3,085)	—
Expenses related to Marc Jacobs acquisition	4,032	—	7,432	—
One-time warehouse related severance expenses	—	349	—	1,327
Income tax impact of non-GAAP adjustments	(211)	(108)	23,796	(420)
Tax benefit from release of valuation allowance	(9,334)	—	(9,334)	—

Non-GAAP net income, as defined	$11,493	$11,180	$2,753	$19,605

Non-GAAP net income is a “non-GAAP financial measure” that excludes (i) in fiscal 2027, the benefit recognized in connection with the recovery of previously incurred tariffs imposed under the IEEPA on inventory sold in the prior year included in cost of goods sold, (ii) in fiscal 2027, interest income received from the IEEPA tariff refund, (iii) in fiscal 2027, expenses related to the Marc Jacobs acquisition primarily related to professional fees, (iv) in fiscal 2026, one-time severance expenses related to a closed warehouse and (v) in fiscal 2027, the tax benefit recognized from the release of a valuation allowance related to prior year impairments that have been determined to be deductible for tax purposes. For fiscal 2027, the income tax impact of non-GAAP adjustments, excluding the tax benefit from the release of a valuation allowance, is calculated using the applicable statutory tax rate for the respective period. For fiscal 2026, the income tax impact of non-GAAP adjustments is calculated using the effective tax rate for the period. Management believes that these non-GAAP financial measures provide meaningful supplemental information regarding our performance by excluding items that are not indicative of our core business operating results. Management uses these non-GAAP financial measures to assess our performance on a comparative basis and believes that they are also useful to investors to enable them to assess our performance on a comparative basis across historical periods and facilitate comparisons of our operating results to those of our competitors. The presentation of this financial information is not intended to be considered in isolation or as a substitute for, or superior to, the financial information prepared and presented in accordance with GAAP.

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G-III APPAREL GROUP, LTD. AND SUBSIDIARIES

RECONCILIATION OF GAAP DILUTED NET INCOME PER SHARE TO NON-GAAP DILUTED

NET INCOME PER SHARE

	Three Months Ended		Six Months Ended
	July 31, 2026	July 31, 2025	July 31, 2026	July 31, 2025
	(Unaudited)

GAAP diluted net income per common share	$0.46	$0.25	$1.95	$0.42

Excluded from non-GAAP:
IEEPA tariff refund	—	—	(2.32)	—
Interest income on IEEPA tariff refund	(0.07)	—	(0.07)	—
Expenses related to Marc Jacobs acquisition	0.09	—	0.17	—
One-time warehouse related severance expenses	—	—	—	0.03
Income tax impact of non-GAAP adjustments	—	—	0.54	(0.01)
Tax benefit from release of valuation allowance	(0.22)	—	(0.21)	—

Non-GAAP diluted net income per common share, as defined	$0.26	$0.25	$0.06	$0.44

Non-GAAP diluted net income per common share is a “non-GAAP financial measure” that excludes (i) in fiscal 2027, the benefit recognized in connection with the recovery of previously incurred tariffs imposed under the IEEPA on inventory sold in the prior year included in cost of goods sold, (ii) in fiscal 2027, interest income received from the IEEPA tariff refund, (iii) in fiscal 2027, expenses related to the Marc Jacobs acquisition primarily related to professional fees, (iv) in fiscal 2026, one-time severance expenses related to a closed warehouse and (v) in fiscal 2027, the tax benefit recognized from the release of a valuation allowance related to prior year impairments that have been determined to be deductible for tax purposes. For fiscal 2027, the income tax impact of non-GAAP adjustments, excluding the tax benefit from the release of a valuation allowance, is calculated using the applicable statutory tax rate for the respective period. For fiscal 2026, the income tax impact of non-GAAP adjustments is calculated using the effective tax rate for the period. Management believes that these non-GAAP financial measures provide meaningful supplemental information regarding our performance by excluding items that are not indicative of our core business operating results. Management uses these non-GAAP financial measures to assess our performance on a comparative basis and believes that they are also useful to investors to enable them to assess our performance on a comparative basis across historical periods and facilitate comparisons of our operating results to those of our competitors. The presentation of this financial information is not intended to be considered in isolation or as a substitute for, or superior to, the financial information prepared and presented in accordance with GAAP.

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G-III APPAREL GROUP, LTD. AND SUBSIDIARIES

RECONCILIATION OF NET INCOME TO ADJUSTED EBITDA

(In thousands)

	Three Months Ended		Forecasted Twelve Months Ending	Actual Twelve Months Ended
	July 31, 2026	July 31, 2025	January 31, 2027	January 31, 2026
	(Unaudited)

Net income	$20,213	$10,939	$181,000 - 185,000	$67,353

IEEPA tariff refund	(122)	—	(102,803)	—
Expenses related to Marc Jacobs acquisition	4,032	—	7,432	—
Asset impairments	—	—	—	48,565
Strategic opportunity related professional fees	—	—	—	2,282
One-time warehouse related severance expenses	—	349	—	1,327
Depreciation and amortization	8,195	7,326	34,900	29,016
Interest and financing charges, net	(5,966)	(304)	(8,200)	508
Income tax expense (benefit)	(6,123)	4,958	61,671	43,316

Adjusted EBITDA, as defined	$20,229	$23,268	$174,000 - 178,000	$192,367

Adjusted EBITDA is a “non-GAAP financial measure” which represents earnings before depreciation and amortization, interest and financing charges, net and income tax expense (benefit) and excludes (i) in fiscal 2027, the benefit recognized in connection with the recovery of previously incurred tariffs imposed under the IEEPA on inventory sold in the prior year included in cost of goods sold, (ii) in fiscal 2027, expenses related to the Marc Jacobs acquisition primarily related to professional fees, (iii) in fiscal 2026, asset impairments, (iv) in fiscal 2026, professional fees related to a potential strategic opportunity that did not come to fruition and (v) in fiscal 2026, one-time severance expenses related to a closed warehouse. Adjusted EBITDA is being presented as a supplemental disclosure because management believes that it is a common measure of operating performance in the apparel industry. Adjusted EBITDA should not be construed as an alternative to net income, as an indicator of the Company’s operating performance, or as an alternative to cash flows from operating activities as a measure of the Company’s liquidity, as determined in accordance with GAAP.

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G-III APPAREL GROUP, LTD. AND SUBSIDIARIES

RECONCILIATION OF FORECASTED AND ACTUAL GAAP NET INCOME TO FORECASTED AND ACTUAL

NON-GAAP NET INCOME

(In thousands)

	Forecasted Three	Actual Three	Forecasted Twelve	Actual Twelve
	Months Ending	Months Ended	Months Ending	Months Ended
	October 31, 2026	October 31, 2025	January 31, 2027	January 31, 2026
	(Unaudited)

Net income	$59,000 - 64,000	$80,593	$181,000 - 185,000	$67,353

Excluded from non-GAAP:
IEEPA tariff refund	—	—	(102,803)	—
Interest income on IEEPA tariff refund	—	—	(3,085)	—
Expenses related to Marc Jacobs acquisition	—	—	7,432	—
Asset impairments	—	1,607	—	48,565
Strategic opportunity related professional fees	—	2,365	—	2,282
One-time warehouse related severance expenses	—	—	—	1,327
Income tax impact of non-GAAP adjustments	—	(1,151)	23,790	(3,301)
Tax benefit from release of valuation allowance	—	—	(9,334)	—

Non-GAAP net income, as defined	$59,000 - 64,000	$83,414	$97,000 - 101,000	$116,226

Non-GAAP net income is a “non-GAAP financial measure” that excludes (i) in fiscal 2027, the benefit recognized in connection with the recovery of previously incurred tariffs imposed under the IEEPA on inventory sold in the prior year included in cost of goods sold, (ii) in fiscal 2027, interest income received from the IEEPA tariff refund, (iii) in fiscal 2027, expenses related to the Marc Jacobs acquisition primarily related to professional fees, (iv) in fiscal 2026, asset impairments, (v) in fiscal 2026, professional fees related to a potential strategic opportunity that did not come to fruition, (vi) in fiscal 2026, one-time severance expenses related to a closed warehouse and (vii) in fiscal 2027, the tax benefit recognized from the release of a valuation allowance related to prior year impairments that have been determined to be deductible for tax purposes. The income tax impact of non-GAAP adjustments, excluding the tax benefit from the release of a valuation allowance, is calculated using the applicable statutory tax rate for the respective period. Management believes that these non-GAAP financial measures provide meaningful supplemental information regarding our performance by excluding items that are not indicative of our core business operating results. Management uses these non-GAAP financial measures to assess our performance on a comparative basis and believes that they are also useful to investors to enable them to assess our performance on a comparative basis across historical periods and facilitate comparisons of our operating results to those of our competitors. The presentation of this financial information is not intended to be considered in isolation or as a substitute for, or superior to, the financial information prepared and presented in accordance with GAAP.

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G-III APPAREL GROUP, LTD. AND SUBSIDIARIES

RECONCILIATION OF FORECASTED AND ACTUAL GAAP DILUTED NET INCOME PER SHARE

TO FORECASTED AND ACTUAL NON-GAAP DILUTED NET INCOME PER SHARE

	Forecasted Three	Actual Three	Forecasted Twelve	Actual Twelve
	Months Ending	Months Ended	Months Ending	Months Ended
	October 31, 2026	October 31, 2025	January 31, 2027	January 31, 2026
	(Unaudited)

GAAP diluted net income per common share	$1.35 - 1.45	$1.84	$4.10 - 4.20	$1.51

Excluded from non-GAAP:
IEEPA tariff refund	—	—	(2.33)	—
Interest income on IEEPA tariff refund	—	—	(0.07)	—
Expenses related to Marc Jacobs acquisition	—	—	0.17	—
Asset impairments	—	0.04	—	1.09
Strategic opportunity related professional fees	—	0.05	—	0.05
One-time warehouse related severance expenses	—	—	—	0.03
Income tax impact of non-GAAP adjustments	—	(0.03)	0.54	(0.07)
Tax benefit from release of valuation allowance	—	—	(0.21)	—

Non-GAAP diluted net income per common share, as defined	$1.35 - 1.45	$1.90	$2.20 - 2.30	$2.61

Non-GAAP diluted net income per common share is a “non-GAAP financial measure” that excludes (i) in fiscal 2027, the benefit recognized in connection with the recovery of previously incurred tariffs imposed under the IEEPA on inventory sold in the prior year included in cost of goods sold, (ii) in fiscal 2027, interest income received from the IEEPA tariff refund, (iii) in fiscal 2027, expenses related to the Marc Jacobs acquisition primarily related to professional fees, (iv) in fiscal 2026, asset impairments, (v) in fiscal 2026, professional fees related to a potential strategic opportunity that did not come to fruition, (vi) in fiscal 2026, one-time severance expenses related to a closed warehouse and (vii) in fiscal 2027, the tax benefit recognized from the release of a valuation allowance related to prior year impairments that have been determined to be deductible for tax purposes. The income tax impact of non-GAAP adjustments, excluding the tax benefit from the release of a valuation allowance, is calculated using the applicable statutory tax rate for the respective period. Management believes that these non-GAAP financial measures provide meaningful supplemental information regarding our performance by excluding items that are not indicative of our core business operating results. Management uses these non-GAAP financial measures to assess our performance on a comparative basis and believes that they are also useful to investors to enable them to assess our performance on a comparative basis across historical periods and facilitate comparisons of our operating results to those of our competitors. The presentation of this financial information is not intended to be considered in isolation or as a substitute for, or superior to, the financial information prepared and presented in accordance with GAAP.

G-III Apparel Group, Ltd.

Investor Relations Contact:

Nick Bacchus

SVP of Investor Relations and Treasurer

IR@g-iii.com

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